Exhibit 99.1

Press Release
Trident Microsystems Reports Third Quarter of Fiscal Year 2008 Results
Santa Clara, Calif. — April 28, 2008: Trident Microsystems, Inc. (NASDAQ: TRID), a leader in high-performance semiconductor system solutions for the multimedia and digital television markets, today announced results for the third fiscal quarter of 2008, ended March 31, 2008. For the third quarter of fiscal 2008, the company reported net revenues of $55.3 million, representing a sequential decrease of 26 percent compared to net revenues of $75.0 million in the quarter ended December 31, 2007 and a 9% year-over-year decrease from the $60.6 million reported in the quarter ended March 31, 2007.
For the third quarter of fiscal 2008, a net loss of $0.2 million was recorded on a generally accepted accounting principles (“GAAP”) basis, or $0.00 per share on a diluted basis, which included $5.3 million of GAAP adjustments driven primarily by stock-based compensation expense. This compares to net income of $7.2 million in the quarter ended December 31, 2007, on a GAAP basis, or $0.12 per share on a diluted basis, which included $12.2 million of GAAP adjustments.
Non-GAAP net income for the third quarter of fiscal 2008 was $5.1 million or $0.08 per share on a diluted basis. This compares to non-GAAP net income of $19.4 million or $0.30 per share on a diluted basis, in the second quarter of fiscal 2008 and to $13.9 million or $0.22 per share in the third quarter of fiscal 2007. A detailed reconciliation between net income (loss) on a GAAP basis and non-GAAP net income is provided in a table following the non-GAAP Condensed Consolidated Statements of Operations.
“Our third quarter results reflect the challenges we face in an increasingly competitive market environment as we continue to evolve our product portfolio to include SoC solutions,” said Sylvia D. Summers, Trident’s Chief Executive Officer and President.
“We are committed to transforming Trident products to recapture our customer base and to position the company for strategic growth in calendar 2009. By focusing on improved execution across the organization, we will leverage our substantial engineering talent and expertise to extend our product roadmap and to develop and deliver industry-leading SoC solutions. In parallel, we will continue our efforts to align our sales and marketing team to be customer facing,” added Summers.
Current Outlook
Trident’s outlook for the fourth quarter of fiscal 2008, described below, is based on current expectations and is subject to various factors, including those set forth in the Forward-Looking Information statement below. Actual results may differ materially.
-- Trident expects net revenues to be in the range of approximately $38-41 million.

-- Non-GAAP gross margins are projected to decrease to the 45-47% range.

-- Non-GAAP operating expenses are projected to be approximately $12-13 million for R&D expenses, driven primarily by hiring of additional engineers in Trident’s China development centers, and approximately $6-7 million for SG&A expenses.

-- Non-GAAP Operating Income is projected to be near break-even.

-- Provision for income taxes is projected to be a benefit of approximately $2 million.

Use of Non-GAAP Financial Information
To supplement the consolidated financial results prepared under GAAP, Trident uses a non-GAAP conforming, or non-GAAP, measure of net income that is GAAP net income adjusted to exclude certain costs, expenses and gains. Non-GAAP net income gives an indication of Trident’s baseline performance before gains, losses or other charges that are considered by management to be outside the company’s core operating results. In addition, non-GAAP net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from non-GAAP measures used by other companies. Trident computes non-GAAP net income by adjusting GAAP net income for compensation expense, expenses related to the stock option investigation and related matters, expenses related to a software license fees adjustment, and those related to the acquisition of Trident’s minority interest held in its Taiwanese subsidiary (“TTI”), including amortization of intangible assets, capital gains and dividend income. A detailed reconciliation between net income on a GAAP basis and non-GAAP net income is provided in a table following non-GAAP Consolidated Statements of Operations.
Investor Conference Call
Trident will host a conference call today, April 28, 2008, at 2:00 p.m. PT/ 5:00 p.m. ET to discuss these quarterly results. Shareholders may participate in the call by calling 888-680-0894 or 617-213-4860 and entering passcode 62591323. This call is being webcasted by Thomson/CCBN and can be accessed at Trident’s web site at: http://www.tridentmicro.com. The webcast is also being distributed through the Thomsom StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com). A replay of the conference call will be available from 5:00 p.m. PT April 30, 2008 until midnight Pacific Time, on May 12, 2008 and can be accessed by calling 888-286-8010 (domestic) or 617-801-6888 (international) using access code 87934152.
Forward-Looking Information
This press release contains forward-looking statements, including statements regarding financial expectations for the fourth quarter of fiscal year 2008, the status of the market, Trident’s market share, Trident’s ability to develop and deliver SoC solutions, Trident’s ability to leverage its technology leadership to take advantage of the market changes and achieve its aggressive plan for strategic growth in 2009, challenges and competition that Trident faces in its markets, and Trident’s expectations regarding the market for its products and product introductions. The forward-looking statements above are subject to certain risks and uncertainties, and actual results could vary materially depending on a number of factors. These risks include, in particular, the timing of product introductions, the failure to obtain design wins among major OEMs for Trident’s products, and competitive pressures, including pricing and competitors’ new product introductions. Additional factors that may affect Trident’s business are described in detail in Trident’s filings with the Securities and Exchange Commission available at www.sec.gov.
About Trident Microsystems, Inc.
Trident Microsystems, Inc., with headquarters in Santa Clara, California, designs, develops and markets digital media for the masses in the form of multimedia integrated circuits (ICs) for PCs and digital processing ICs for TVs and TV monitors. Trident’s products are sold to a network of OEMs, original design manufacturers and system integrators worldwide. For further information about Trident and its products, please consult the Company’s web site: http://www.tridentmicro.com.
NOTE: Trident is a registered trademark of Trident Microsystems, Inc., HiDTV™, DPTV(TM), SVP(TM) WX, SVP(TM) UX, SVP(TM) PXP and SVP(TM) CX are trademarks of Trident Microsystems, Inc. All other company and product names are trademarks and/or registered trademarks of their respective owners. Features, pricing, availability and specifications are subject to change without notice.
For More Information
The Blueshirt Group for Trident Microsystems
Suzanne Craig
Tel: +1-415-217-7722
Email: Suzanne@blueshirtgroup.com
Web site:http://www.tridentmicro.com

Trident Microsystems, Inc.
Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
(In thousands, except per share data)	2008	2007	2007	2008	2007

Net revenues	$55,284	$74,984	$60,579	$218,442	$200,202
Cost of revenues	29,105	38,602	30,993	112,742	100,671

Gross profit	26,179	36,382	29,586	105,700	99,531
Gross margin %	47.4%	48.5%	48.8%	48.4%	49.7%
Research and development expenses	15,274	12,633	11,283	41,819	31,659
% of net revenues	27.6%	16.8%	18.6%	19.1%	15.8%
Selling, general and administrative expenses	7,120	13,970	10,866	38,391	36,389
% of net revenues	12.9%	18.6%	17.9%	17.6%	18.2%

Income from operations	3,785	9,779	7,437	25,490	31,483
% of net revenues	6.8%	13.0%	12.3%	11.7%	15.7%
Interest and other income (expense), net (1)	(796)	2,387	1,659	5,283	5,252

Income before income taxes	2,989	12,166	9,096	30,773	36,735
% of net revenue	5.4%	16.2%	15.0%	14.1%	18.3%
Provision for income taxes (2)	3,216	4,916	3,481	13,691	13,188
% of net revenues	5.8%	6.6%	5.7%	6.3%	6.6%

Income (loss) before cumulative effect of change in accounting principle	(227)	7,250	5,615	17,082	23,547
% of net revenues	(0.4)%	9.7%	9.3%	7.8%	11.8%
Cumulative effect of change in accounting principle	—	—	—	—	(190)
% of net revenues	0.0%	0.0%	0.0%	0.0%	(0.1)%

Net income (loss)	$(227)	$7,250	$5,615	$17,082	$23,357
% of net revenues	(0.4)%	9.7%	9.3%	7.8%	11.7%

Basic net income (loss) per share
Prior to cumulative effect of change in accounting principle	$(0.00)	$0.12	$0.10	$0.29	$0.41
Cumulative effect of change in accounting principle	—	—	—	—	—

Basic net income (loss) per share	$(0.00)	$0.12	$0.10	$0.29	$0.41

Common shares used in computing basic per share amounts	59,369	59,269	57,748	59,025	57,599

Diluted net income (loss) per share
Prior to cumulative effect of change in accounting principle	$(0.00)	$0.12	$0.09	$0.27	$0.37
Cumulative effect of change in accounting principle	—	—	—	—	—

Diluted net income (loss) per share	$(0.00)	$0.12	$0.09	$0.27	$0.37

Common and common equivalent shares used in computing diluted per share amounts under GAAP basis	59,369	62,747	63,440	62,719	63,346

(1)	Amounts in the three and nine months ended March 31, 2008 include a $2.7 million foreign currency remeasurment loss related to income taxes payable in foreign jurisdictions, which resulted from the relative weakness of the U.S. dollar.

(2)	Amounts for each quarter and nine months ended, included the amortization of foreign taxes associated with intercompany profit on assets remaining within Trident’s group.

Trident Microsystems, Inc.
Non-GAAP Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
(In thousands, except per share data)	2008	2007	2007	2008	2007

Net revenues	$55,284	$74,984	$60,579	$218,442	$200,202
Cost of revenues	28,014	37,067	29,378	108,479	96,048

Gross profit	27,270	37,917	31,201	109,963	104,154
Gross margin %	49.3%	50.6%	51.5%	50.3%	52.0%
Research and development expenses	11,278	9,036	9,001	30,172	24,886
% of net revenues	20.4%	12.1%	14.9%	13.8%	12.4%
Selling, general and administrative expenses	6,690	6,144	6,266	19,969	19,071
% of net revenues	12.1%	8.2%	10.3%	9.1%	9.5%

Income from operations	9,302	22,737	15,934	59,822	60,197
% of net revenues	16.8%	30.3%	26.3%	27.4%	30.1%
Interest and other income (expense), net (1)	(1,000)	1,628	1,443	2,537	5,036

Income before income taxes	8,302	24,365	17,377	62,359	65,233
% of net revenues	15.0%	32.5%	28.7%	28.5%	32.6%
Provision for income taxes (2)	3,216	4,916	3,481	13,691	13,188
% of net revenues	5.8%	6.6%	5.7%	6.3%	6.6%

Net income	5,086	19,449	13,896	48,668	52,045
% of net revenues	9.2%	25.9%	22.9%	22.3%	26.0%

Basic net income per share	$0.09	$0.33	$0.24	$0.82	$0.90
Common shares used in computing basic per share amounts	59,369	59,269	57,748	59,025	57,599

Diluted net income per share	$0.08	$0.30	$0.22	$0.76	$0.81
Common and common equivalent shares used in computing diluted per share amounts under non-GAAP basis (3)	63,067	63,988	64,431	63,901	64,534

(1)	Amounts in the three and nine months ended March 31, 2008 include a $2.7 million foreign currency remeasurment loss related to income taxes payable in foreign jurisdictions, which resulted from the relative weakness of the U.S. dollar.

(2)	Amounts for each quarter and nine months ended, included the amortization of foreign taxes associated with intercompany profit on assets remaining within Trident’s group.

(3)	Common and common equivalent shares used to calculate non-GAAP diluted net income per share excluded all the unamortized stock compensation of stock options and restricted shares when determining whether the awards are anti-dilutive. We also excluded unamortized stock compensation from the assumed proceeds under the treasury stock method. Non-GAAP results in the prior periods have been adjusted to reflect such exclusion.

Trident Microsystems, Inc.
A reconciliation between net income (loss) on a GAAP basis and a non-GAAP basis is as follows:

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
(In thousands, except per share data, unaudited)	2008	2007	2007	2008	2007
GAAP net income (loss)	$(227)	$7,250	$5,615	$17,082	$23,357
Amortization of intangibles
Cost of revenues	1,040	1,485	1,484	4,011	4,256
Selling, general and administrative expenses	108	167	167	442	435

Total amortization of intangibles (1)	1,148	1,652	1,651	4,453	4,691
Stock-based compensation expense
Cost of revenues	51	50	131	252	367
Research and development	2,519	3,597	2,282	10,170	6,773
Selling, general and administrative expenses	2,822	4,756	1,625	13,816	4,126

Total stock-based compensation expense (2)	5,392	8,403	4,038	24,238	11,266
Software license fees (3)	1,477	—	—	1,477	—
Other income, net (4)	(204)	(759)	(216)	(2,746)	(216)
Stock options related professional fees (5)	(2,500)	2,903	2,808	4,164	12,757
Cumulative effect of change in accounting principle (6)	—	—	—	—	190

Non-GAAP net income	$5,086	$19,449	$13,896	$48,668	$52,045

Basic net income per share	$0.09	$0.33	$0.24	$0.82	$0.90
Common shares used in computing basic per share amounts	59,369	59,269	57,748	59,025	57,599

Diluted net income per share	$0.08	$0.30	$0.22	$0.76	$0.81
Common and common equivalent shares used in computing diluted per share amounts under non-GAAP basis	63,067	63,988	64,431	63,901	64,534

(1)	Amortization of intangible assets represents the amortization of identifiable intangible assets, acquired from the purchase of the minority interests of the Company’s TTI subsidiary during fiscal year ended June 30, 2005. Management deemed that these acquisition related charges are not related to Trident’s core operating performance and it is appropriate to exclude those charges from Trident’s non-GAAP financial measures, as it enhances the ability of investors to compare Trident’s period-over-period operating results.

(2)	Stock-based compensation expense relates primarily to the equity awards such as stock options and restricted stock. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Trident’s control. Hence, management excludes this item from the non-GAAP financial measures, as it enhances the ability of investors to compare Trident’s period-over-period operating results.

(3)	Software license fees represent an adjustment for prior software usage.

(4)	The capital gains are excluded from the non-GAAP net income (loss) calculation. Management believes that such gains/losses on the sale of Trident’s investments are not related to the ongoing business and operating performance of Trident. As such, management believes that it is appropriate to exclude investment-related gains/losses from Trident’s non-GAAP financial measures. Management deemed that it can enhance the ability of investors to compare Trident’s period -over-period operating results.

(5)	Stock options related professional fees are excluded from the non-GAAP net income (loss) calculation. Management believes that these professional fees are not related to the ongoing business and operating performance of Trident. Amounts in the three and nine months ended March 31, 2008 include insurance reimbursements received for the Directors’ and Officers’ insurance partially offset by the stock options related professional fees incurred.

(6)	The adoption of EITF 06-2 , Accounting for Sabbatical Leave and Other Similar Benefits Pursuant to FASB Statement No. 43, Accounting for Compensated Absences, resulted in a cumulative effect from an accounting change of $0.2 million on sabbatical expenses for which expenses had already been recorded. Management deemed that those charges from the initial adoption of EITF 06-2 are not related to the ongoing business and operating performance of Trident.

Trident Microsystems, Inc.
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,	March 31,
(In thousands)	2008	2007	2007

ASSETS
Current assets
Cash and cash equivalents	$200,316	$185,512	$134,366
Investments	36,117	36,950	49,365
Accounts receivable, net	15,144	15,747	14,685
Inventories	11,300	12,092	14,891
Prepaid expenses and other current assets	16,505	17,677	13,009

Total current assets	279,382	267,978	226,316

Property and equipment, net	23,086	23,143	17,927
Intangible assets, net	9,671	9,540	14,499
Goodwill	1,372	—	—
Other assets	9,000	8,357	15,351

Total assets	$322,511	$309,018	$274,093

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable (1)	$14,531	$13,525	$21,516
Accrued expenses (1)	25,742	21,787	25,532
Income taxes payable	21,633	19,618	38,457

Total current liabilities	61,906	54,930	85,505
Long-term income taxes payable (2)	23,602	21,937	—
Deferred income tax liabilities	247	83	1,425

Total liabilities	85,755	76,950	86,930

Stockholders’ equity
Capital stock	203,290	197,907	173,276
Retained earnings	35,880	36,107	12,037
Accumulated other comprehensive income (loss)	(2,414)	(1,946)	1,850

Total stockholders’ equity	236,756	232,068	187,163

Total liabilities and stockholders’ equity	$322,511	$309,018	$274,093

(1)	Certain Balance Sheet items have been reclassified to conform to the current year’s format. These classifications had no impact on previously reported net income.

(2)	On July 1, 2007, the Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). Implementation of FIN 48 resulted in the reclassification of $21.4 million to “Long-term income taxes payable”.